UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




                        Date of Report: November 3, 2006



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                  0-422                22-1114430
          ----------                  -----                ----------
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)          Identification No.)


            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 3, 2006, Middlesex Water Company (the "Company") issued a press release announcing the pricing of the public offering, issuance and sale of 1,300,000 shares of the Company's common stock, no par value. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.        Description
-----------        -----------
    99.1           Middlesex Water Company Press Release dated November 3, 2006



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                                MIDDLESEX WATER COMPANY
                                                        (Registrant)





                                               /s/Kenneth J. Quinn
                                               -------------------
                                               Kenneth J. Quinn
                                               Vice President, General Counsel,
                                               Secretary and Treasurer


Dated:    November 3, 2006





                                        2